Manor
Investment Funds

2nd Quarter Report
June 30, 2020
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30, 2020

Dear Fellow Shareholders:

After the dramatic stock market selloff during the 1st Quarter of 2020, the markets rebounded, fueled primarily by unprecedented fiscal stimulus and massive amounts of central bank liquidity injections throughout the world. This seems to be the "new normal" for the markets as each setback is met by increased policy intervention. It remains to be seen just how many times this cycle will repeat itself, and what will ultimately happen when the fiscal and monetary spigots runs dry.

It's Either Sadness or Euphoria

Billy Joel spent much of the summer of 1975 in upstate New York as he worked on his third album, "Turnstiles". While he was inspired by the beauty of that area, the music on that album reflected the pressures and frustrations of his nascent music career. One of the tracks from that album, "Summer, Highland Falls", described his feelings of "sadness or euphoria" accompanied by an upbeat piano that ebbs and flows in the background.

During the first half of 2020 the economy and financial markets certainly swung between sadness and euphoria. The onslaught of the novel corona virus and the economic shutdowns imposed to stop its spread disrupted a strong economy, ending the longest expansion on record. Stocks dropped 34% in just 23 trading days (the fastest decline of this magnitude ever). Yields dropped dramatically as the 10-year US Treasury yield dropped from 1.92% at year end to 0.67% by the end of March, while the 2-year US Treasury yield dropped from 1.58% to 0.26% over the same time period. The selloff reflected the severe damage inflicted by the virus and resulting lockdowns. More than 20 million jobs were lost during the early days of the lockdown , pushing the unemployment rate to almost 15%. Housing starts and permits dropped, industrial production collapsed, and consumer spending and confidence plunged. Gross Domestic Product (GDP) fell 4.8% in the first quarter and could decline by as much as 40.0% in the second quarter.

In response, the Federal Reserve implemented a series of policy initiatives, rolling out their entire playbook from the financial crisis of 2008-09, and then some. They slashed short term rates, announced the open-ended purchase of US Treasury and mortgage-backed securities, extended lending facilities to securities firms and banks, and for the first time extended the facilities to high yield (junk) ETF's as well. In less than two short months the Fed balance sheet grew from $3.9 to $6.1 trillion.

Countries around the world rushed to implement emergency measures. In the US both Democrats and Republicans raced to implement stimulus packages that would benefit their individual constituents. The legislation, now referred to as the CARES Act, started as a $1 trillion aid package, but grew to more than $2 trillion by the time it was enacted, amounting to almost 10% of total GDP. The bill had something for everyone; payments to households, payments to state and local governments, unemployment benefits, aid to small business and large corporations, Payroll Protection loans, cash grants to college students, student loan deferrals, as well as rent and mortgage forbearance. In the rush to implement the legislation secondary effects were often overlooked. For example, the emergency unemployment benefits paid many claimants more than they made working. This perverse benefit created a disincentive for many to rejoin the workforce when opportunities arose. Unions representing municipal workers and teachers gamed the system by fur-

loughing members one day per week so they could collect both a paycheck and receive unemployment compensation. All of this spending was fueled on borrowed money.

We were reminded often as children that "money does not grow on trees", but for some reason Central Bankers and legislators seem to believe that money can grow magically with "digital entries". This cannot go on forever, and when it finally ends it will not end well. My greatest concern is that the ill effects will be borne not by us or our children, but by our children's children.

The Manor Fund

The Manor Fund generated a return of 19.42%, net of all fees and expenses, during the quarter ending June 30, 2020, underperforming the S&P 500 index return of 20.36% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index return of 20.15%. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing year with a return of 1.09% for the Fund compared to returns of 7.36% for the S&P 500 and 4.93% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 1.57%, 2.98%, and 8.98% for the Fund compared to annualized returns of 10.67%, 10.70%, and 13.94% for the S&P 500 index, and returns of 9.21%, 9.43%, and 12.58% for the Lipper Large-Cap Core mutual fund index.

During the 2nd Quarter of 2020, the Fund was helped by strong performance from D.R. Horton, Skyworks Solutions, Microchip Technology Inc., Microsoft Corporation, and Facebook, Inc. The shares of homebuilder D.R. Horton rose sharply from the lows of late March, recovering much of the previous decline. The company reported earnings that were better than expectations and revenue in line with expectations. Horton announced that sales in March and to date in April were below the previous year, and that they were withdrawing Fiscal 2020 guidance due to uncertainty. Despite the news, the shares rose 11% on the day of the announcement. The shares of Skyworks Solutions rallied from the March lows, surpassing the highs set earlier in the year. The company reported revenue in line with expectations, an earnings beat of one cent, and lowered revenue and earnings guidance for the next quarter. The shares rose 8% on the day of the announcement. The shares of Microchip Technology also rallied from the March lows to reach the high set earlier in the year. The company reported earnings above expectations and reaffirmed revenue and earnings guidance for the coming quarter. The shares of Microsoft also rebounded from the March lows to a level well above the highs set earlier in the year. Microsoft announced revenue and earnings that exceeded expectations. The company reaffirmed revenue guidance for the next quarter on the conference call following the earnings release. The shares of Facebook also rallied from the lows to levels above the high set earlier in the year. The company reported higher revenue, earnings in line with expectations, and reported that it saw signs of stability in ad revenue during the first three weeks of April.

Notable laggards during the 2nd Quarter of 2020 include Biogen, Inc., Delta Airlines, Inc., Cabot Oil & Gas Corp., AT&T, Inc., and AES Corporation. The shares of Biogen traded higher early in the quarter as the company reported revenue and earnings that exceeded expectations. The

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –95.4%		
Consumer Discretionary – 8.2%		
Booking Holdings*	112	178,342
Carnival Corp.	3,316	54,449
D. R. Horton, Inc.	5,769	319,891
		552,682
Consumer Staples – 5.4%		
Kroger Company	4,066	137,634
PepsiCo, Inc.	1,745	230,794
		368,428
Energy – 4.9%		
Cabot Oil & Gas	7,998	137,406
Valero Energy	3,344	196,694
		334,100
Financial – 11.6%		
Chubb Corp.	1,016	128,646
Discover Financial	2,692	134,842
JPMorgan Chase	2,229	209,660
Metlife Inc.	3,028	110,583
PNC Financial	1,886	198,426
		782,157
Health Care – 11.7%		
AbbVie, Inc.	582	57,141
AmerisourceBergen	1,689	170,200
Anthem, Inc.	1,030	270,869
Biogen, Inc.*	701	187,553
CVS Health Corp.	1,661	107,915
		793,678
Industrial – 7.5%		
Cummins, Inc.	1,486	257,464
Delta Air Lines	3,295	92,425
Raytheon Tech. Co.	2,552	157,254
		507,143
Information Technology – 24.1%		
Applied Materials	4,774	288,588
Fidelity National	1,682	225,540
Microchip Tech	2,797	294,552
Microsoft Corp.	1,766	359,399
NetApp, Inc.	2,524	111,990
Skyworks Solutions	2,734	349,569
		1,629,638
Material – 5.6%		
Avery Dennison	2,944	335,881
Nucor Corp.	1,023	42,362
		378,243
Communication Services – 10.3%		
AT & T, Inc.	2,748	83,072
Charter Comms.*	603	307,554
Facebook, Inc cl A*	1,346	305,636
		696,262
Utility – 1.0%		
AES Corporation	4,514	65,408
		65,408
Real Estate Investment Trust – 5.1%		
Equinix, Inc.	491	344,829
		344,829
TOTAL COMMON STOCKS (Cost $ 4,667,748)		6,452,568
SHORT-TERM INVESTMENTS – 4.6%		
1st Amer. Gov. Fund	312,806	312,806
TOTAL SHORT-TERM INVESTMENTS (Cost $ 312,806)		312,806
TOTAL INVESTMENTS – 100.0% (Cost $ 4,980,554)		6,765,374
Other Assets less Liabilities – Less than 0.1%		793
NET ASSETS 100.0%		$ 6,766,167

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2020

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2020

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**19.42 %**	20.36 %	20.15 %
1-Year	**1.09 %**	7.36 %	4.93 %
3-Year Annualized	**1.57 %**	10.67 %	9.21 %
5-Year Annualized	**2.98 %**	10.70 %	9.43 %
10-Year Annualized	**8.98 %**	13.94 %	12.58 %
Annualized since inception 9/26/95	**5.76 %**	9.01 %	7.11 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Microsoft Corp.	5.3 %
Skyworks Solutions	5.2 %
Equinix, Inc.	5.1 %
Avery Dennison	5.0 %
D.R. Horton, Inc.	4.7 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	24.1 %
Health Care	11.7 %
Financial	11.6 %
Communication	10.3 %
Consumer Disc.	8.2 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.6%		
Consumer Discretionary – 13.1%		
Amazon.com Inc.*	326	899,375
Dollar Tree, Inc.*	2,935	272,016
LKQ Corp.*	7,310	191,522
Royal Caribbean	2,940	147,882
		1,510,795
Consumer Staples – 1.1%		
Walgreens Boots	3,012	127,679
		127,679
Financial – 2.3%		
Chubb Limited	2,067	261,724
		261,724
Health Care – 23.4%		
AbbVie, Inc.	3,055	299,940
Alexion Pharma *	1,952	219,092
Bristol-Myers	5,612	329,986
Eli Lilly & Co.	3,544	581,854
Regeneron Pharma*	672	419,093
Thermo Fisher	1,156	418,865
UnitedHealth	1,453	428,562
		2,697,392
Industrial – 8.6%		
Landstar System	2,719	305,371
Robert Half Intl.	4,125	217,923
Southwest Airlines	5,194	177,531
United Rentals, Inc.*	1,919	286,008
		986,833
Information Technology – 36.9 %		
Akamai Tech., Inc.*	4,221	452,027
Apple, Inc.	3,012	1,098,778
Cognizant Tech	4,326	245,803
Fidelity National	3,511	470,790
MasterCard Inc.	2,283	675,083
Microsoft Corp.	2,926	595,470
ON Semiconductor*	17,660	350,021
Qualcomm, Inc.	3,991	364,019
		4,251,991
Material – 4.0%		
Sherwin Williams	801	462,858
		462,858
Communication Services – 9.2%		
Alphabet Inc. Cl A*	211	299,209
Alphabet Inc. Cl C*	211	298,272
Charter Comm.*	906	462,096
		1,059,577
TOTAL COMMON STOCKS (Cost $6,719,892)		11,358,849
SHORT-TERM INVESTMENTS – 1.4%		
1st Amer. Gov. Fund	161,630	161,630
TOTAL SHORT-TERM INVESTMENTS (Cost $ 161,630)		161,630
TOTAL INVESTMENTS – 100.0% (Cost$ 6,881,522)		11,520,479
Other Assets less Liabilities – Less than 0.1%		1,867
NET ASSETS – 100.0%		11,522,346

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2020

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending June 30, 2020

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**25.27 %**	20.36 %	28.21 %
1-Year	**15.73 %**	7.36 %	21.55 %
3-Year Annualized	**12.52 %**	10.67 %	18.20 %
5-Year Annualized	**10.32 %**	10.70 %	14.53 %
10-Year Annualized	**13.03 %**	13.94 %	15.84 %
Annualized since inception 6/30/99	**6.06 %**	5.96 %	5.11 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	9.5 %
Amazon.com, Inc.	7.8 %
Mastercard, Inc.	5.9 %
Microsoft Corp.	5.2 %
Eli Lilly & Co.	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	36.9 %
Health Care	23.4 %
Consumer Disc.	13.1 %
Communication	9.2 %
Industrial	8.6 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - March 31, 2020

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 94.5%		
U.S Treasury 1.500 % Due 01-31-22	200,000	204,188
U.S. Treasury 1.250 % Due 07-31-23	300,000	309,891
U.S. Treasury 2.500 % Due 08-15-23	225,000	241,242
U.S. Treasury 1.500 % Due 08-15-26	150,000	159,820
U.S. Treasury 2.875 % Due 05-15-28	100,000	117,961
U.S Treasury 1.750 % Due 11-15-29	325,000	358,617
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,282,346)		1,391,719
SHORT-TERM INVESTMENTS – 4.5%		
1st American Treasury Obligation Fund	66,741	66,741
TOTAL SHORT-TERM INVESTMENTS (Cost $ 66,741)		66,741
TOTAL INVESTMENTS – 99.9% (Cost $ 1,349,087)		1,458,460
Other Assets less Liabilities – Net – 1.0%		14,751
NET ASSETS - 100.0%		$ 1,473,211

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2020

(Unaudited)

Fund Performance

Investment Performance vs. the Barclay's Int. Treasury Index and the Lipper Gov't Index


15%
10%
5%
0%
-5%
-10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2020

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**0.27 %**	1.03 %	0.53 %
1-Year	**7.57 %**	8.13 %	7.08 %
3-Year Annualized	**3.71 %**	4.60 %	4.10 %
5-Year Annualized	**1.92 %**	3.33 %	2.98 %
10-Year Annualized	**0.95 %**	3.04 %	2.56 %
Annualized since inception 6/30/99	**2.17 %**	4.34 %	4.07 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 1.750% Due 11-15-29	24.3 %
US Treasury 1.250% Due 07-31-23	21.0 %
US Treasury 2.500% Due 08-15-23	16.4 %
US Treasury 1.500% Due 01-31-22	13.9 %
US Treasury 1.500% Due 08-15-26	10.8 %

(Continued from page 3)
shares dropped, however, when the US Court of Appeals upheld a previous decision that ruled against Biogen in a patent dispute. The shares continued to trade lower over the balance of the quarter, despite the market rebound. The shares of Delta Airlines rebounded only modestly despite the market recovery. The company reported earnings that were better than expected, but the shares suffered from investor concerns that the Covid lockdowns would make any recovery in travel problematic. The shares of Cabot Oil & Gas rose from the March lows, but gave up much of the gains towards the end of the quarter. The company reported revenue and earnings in line with expectations, but projected production targets that were below previous estimates. The reduced production levels and downward pricing pressures contributed to investor concerns regarding future operating results. The shares of AT&T managed only a small recovery from the March lows. The company reported revenue and earnings that were below expectations and withdrew revenue and earnings guidance for the fiscal year. The shares of AES Corporation rebounded only modestly from the March lows. The company reported revenue below expectations, earnings in line with expectations, and guided fiscal year earnings in line with expectations.

During the quarter AbbVie completed its merger with Allergan in a cash and stock deal. Allergan shares were converted into 0.813 shares of AbbVie and received additional cash in the amount of $120.22 for each Allergan share. We elected to continue to hold the AbbVie shares that we received in the transaction and used the cash portion to build cash reserves in in the portfolio.

The Growth Fund

The Manor Growth Fund generated a return of 25.27%, net of all fees and expenses, during the quarter ending June 30, 2020, outperforming the S&P 500 index return of 20.36% but under-performing comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 28.21%. The Fund outperformed the S&P 500 index during the trailing year, and the trailing 3-year period with a return of 15.73% and 12.52% for the Fund, compared to the S&P 500 index return of 7.36% and 10.67% for the same time periods. The Fund underperformed the Lipper index during the trailing year, and the trailing 3-year time periods with a return of 15.73% and 12.52% compared to the Lipper index returns of 21.55% and 18.20% for the same time periods. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 5-year and 10-year periods, with returns of 10.32% and 13.03% for the Fund compared to returns of 10.70%, and 13.94% for the S&P 500, and returns of 14.53% and 15.84% for the Lipper index. The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Growth index since inception with an annualized return of 6.06% for the Fund compared to 5.96% for the S&P 500 index and 5.11% for the Lipper Large-Cap Growth index.

During the 2nd Quarter of 2020, the Fund was helped by strong performance from Apple, Inc., Amazon.com, Inc. Microsoft Corporation, ON Semiconductor Co., and MasterCard, Inc. The shares of Apple, Inc., Amazon, and Microsoft all rebounded from the March lows and rallied throughout the quarter to end well above highs set earlier in the year. Apple reported revenue and earnings above expectations, raised the dividend, and announced an increase to their share repurchase program. Amazon reported revenue that beat expectations but earnings that were below expectations. The company guided Q2 revenues in line with expectations, but Q2 operating income below consensus given that they expect to invest approximately $4 billion in Covid-related expenses. Microsoft announced revenue and earnings that exceeded expectations. The company reaffirmed revenue guidance for the next quarter on the conference call following the earnings release. The shares of ON Semiconductor rebounded from the March lows, regaining a substantial portion of the decline from last quarter. The company missed earnings estimates, but reported revenue that was better than expectations and reaffirmed revenue guidance for the coming quarter. The shares of MasterCard rebounded after being among the weakest performers in the portfolio last quarter. The company reported revenue in line with expectations, earnings that beat expectations, and that the company saw early signs that spending levels were stabilizing. The shares received an added boost later in the quarter when the company indicated that spending levels were starting to transition from stabilization to normalization during a mid-quarter update.

Notable laggards during the 2nd Quarter of 2020 include Walgreens Boots Alliance, Southwest Airlines, Bristol-Myers Squibb, Chubb Limited, and LKQ Corporation. The shares of Walgreens Boots Alliance traded in a narrow range throughout the quarter. The company reported revenue and earnings above expectations, and a year-over-year increase in both pharmacy sales and comparable store sales. The news was not enough to overcome investor concerns regarding the economic impact of the Covid-19 pandemic. The shares of Southwest Airlines rebounded from the March lows, but only regained a portion of the decline. Southwest reported revenue that missed expectations, but earnings that beat expectations. Investors remained concerned about the prospects for a sustained rebound in travel. The shares of Bristol-Myers rebounded early in the quarter, but then gave up some of the gains after announcing operating results. The company reported revenue and earnings that were above expectations, and reaffirmed earnings guidance for the fiscal year. It is interesting to see some of the pharmaceutical companies perform poorly as investors search for names that may be able to provide treatments for the Covid virus. The shares of Chubb regained only about half of the March decline. The company reported revenue and earnings that were above expectations on strong revenue growth. The shares traded off on management comments that the corona virus could deliver a severe blow to the global economy, negatively impacting premium growth. The shares of LKQ rebounded from the March lows, but also regained only about half of the previous decline. The company reported revenue and earnings that were above expectations, and announced a cost reduction plan designed to save $1 billion on an annualized basis. The news boosted the stock, but the shares sold off again later in the quarter.

The Bond Fund

The Manor Bond Fund generated a return of 0.27%, net of all fees and expenses, during the quarter ending June 30, 2020, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 0.53% and the Lipper US Government mutual fund index return of 1.03%. The Fund outperformed the Bloomberg Barclay Intermediate US Treasury index but underperformed the Lipper US Government mutual fund index during the trailing year with a return of 7.57% for the Fund compared to 7.08% for the Bloomberg index and 8.13% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.71%, 1.92%, and 0.95% for the Fund, compared to returns of 4.10%, 2.98%, and 2.56% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.60%, 3.33%, and 3.04% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

Sadness or Euphoria . . . On a Daily Basis

The market decline of the first quarter was followed by an equally stunning rebound. Stocks rose 40% from the lows set in the last week of March through early June (the fastest rally of that magnitude over a 50-day period). The rebound lifted the S&P 500 index above the year-end close and just 4.5% below the peak set in February. The move seemed completely disconnected from economic reality. While some sections of the economy reopened quickly, airlines, restaurants, and retail businesses were operating at limited (and unprofitable) levels. The disconnect was apparent in the bond markets as longer-term yields remained stable, or drifted lower, indicating that bond investors did not foresee a sustained rebound in economic activity or inflation.

Market volatility of the magnitude recently experienced is often followed by periods of uncertainty, as investors search for investment opportunities in the absence of reliable information. Since the recent peak inter-day volatility seems much higher as markets react to headline news or sudden reversals of widely followed stocks. In the absence of reliable fundamental information we will exercise caution to avoid getting whipsawed by market swings from sadness to euphoria.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101